Share-Based Compensation	12 Months Ended
Oct. 31, 2024
Share-Based Compensation [Abstract]
SHARE-BASED COMPENSATION
28.	SHARE-BASED COMPENSATION

On August 3, 2020, the Company granted 38,710 shares of Class A ordinary shares. The grant date fair value of Class A ordinary shares is determined based on recent transaction price of the Company’s equity share.

On July 31, 2021, the Company granted 17,540 restricted shares units of Class A ordinary shares (“RSUs”) to an employee of the Company. The RSUs granted have a vesting period of three years of employment services with the first one-third vesting on the first anniversary from grant date, and the remaining two third vesting on an annual basis over a two-year period ending on the third anniversary of the grant date. The grant date fair value of the RSUs is determined based on recent transaction price of the Company’s equity share.

The non-vested shares and RSUs are not transferable and may not be sold or pledged and the holder has no voting or dividend right. In the event a non-vested shareholder’s employment for the Group is terminated for any reason prior to the third anniversary of the grant date, the holder’s right to the non-vested shares and RSUs will terminate effectively. The outstanding non-vested shares and RSUs shall be forfeited and automatically transferred to and reacquired by the Group without any consideration.

The share-based payment expense amounted to US$83 and US$86 was recognized in the consolidated financial statements during the six months ended October 31, 2023 and the year ended October 31, 2024, respectively.

As of October 31, 2024, compensation cost related to non-vested shares was entirely recognized.